UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2012

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia

Georgia

(State or other jurisdiction

of incorporation)

1-12080

0-28226

(Commission

File Number)

58-1550675

58-2053632

(IRS Employer

Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 2, 2012, Post Apartment Homes, L.P. (the “Operating Partnership”) entered into an agreement (the “Underwriting Agreement”) among the Operating Partnership, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters listed on Schedule 1 thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Operating Partnership agreed to sell and the Underwriters agreed to purchase from the Operating Partnership, subject to and upon the terms and conditions set forth in the Underwriting Agreement, $250,000,000 aggregate principal amount of 3.375% Notes due 2022 (the “Transaction”).

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

Post Properties, Inc. and the Operating Partnership are filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items related to the Transaction that are to be incorporated by reference into a Registration Statement on Form S-3 (Registration Nos. 333-181785 and 333-181785-01).

In addition, on November 7, 2012, the Operating Partnership issued a press release announcing the completion of the Transaction, which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement

4.1	Form of Note for 3.375% Notes due 2022

5.1	Opinion of King & Spalding LLP

8.1	Opinion of King & Spalding LLP regarding tax matters

23.1	Consent of King & Spalding (included in Exhibits 5.1 and 8.1)

99.1	Press release dated November 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2012

POST PROPERTIES, INC.

By:	/s/ David P. Stockert
David P. Stockert
President and
Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2012

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC.,
as General Partner

	By:	/s/ David P. Stockert
David P. Stockert
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement

4.1	Form of Note for 3.375% Notes due 2022

5.1	Opinion of King & Spalding LLP

8.1	Opinion of King & Spalding LLP regarding tax matters

23.1	Consent of King & Spalding (included in Exhibits 5.1 and 8.1)

99.1	Press release dated November 7, 2012

5